The Sentinel Funds
Class A, Class B, Class C, Class D and Class S

Supplement dated December 18, 2008 to the Prospectus
dated March 28, 2008 as supplemented October 3, 2008

The first paragraph in the section titled “Investment Advisors and Portfolio Managers- Portfolio Managers” is
deleted and replaced with the following:

Sentinel’s staff is organized as six teams. The International Team is headed by Katherine Schapiro. The
Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by
Daniel J. Manion. The Small/Mid Cap Team is headed by Charles C. Schwartz and Betsy Pecor. The
Fixed-Income Team is headed by Thomas H. Brownell. The teams may include additional portfolio managers and a number of analysts.

The paragraph titled “Mid Cap Growth Fund” under the heading “Investment Advisors and Portfolio Managers-
Portfolio Managers” is deleted and replaced with the following:

Ms. Pecor and Mr. Schwartz co-manage the Mid Cap Growth Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since 2008. She holds the
Chartered Financial Analyst designation. Mr. Schwartz has been associated with Sentinel since 1996 and has co-managed the Fund since 2008. He holds the Chartered Financial Analyst designation.

Effective 60 days after December 18, 2008 the Funds’ redemption fee policy will be amended to allow the
Funds’ Chief Compliance Officer to approve waivers of the redemption fees under certain circumstances as is necessary in order for Sentinel to participate in Defined Contribution Investment Only business and where he or she finds that the firms have effective policies and monitoring in place to prevent excessive trading and market timing.

Effective January 1, 2009 the first paragraph under “Share Classes- Other Matters Relating to the
Distribution of Fund Shares” is deleted.

On November 24, 2008, the Board of Directors (the “Board”) of Sentinel Group Funds, Inc. approved a change in the name of Sentinel U.S. Treasury Money Market Fund, to Sentinel Government Money Market Fund (the
“Fund”). The Board also approved two changes in the non-fundamental investment policies of the Fund. First, the Board approved a change from the Fund’s current policy of investing, under normal circumstances, at least
80% of its net assets in U.S. Treasury securities, to a policy of investing, under normal circumstances, at least
80% of its net assets in securities of the U.S. Treasury or U.S. government agencies or instrumentalities.
Second, the Board approved a change from the Fund’s current policy under which it may not invest more than
10% of its total assets in shares of institutional money market funds, and only if they invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities, to a policy under which the Fund may not invest more than 25% of its total assets in such securities. The changes will be effective on February 3, 2009, 60 days after written notice of the changes were provided to Fund shareholders.